UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 29, 2008

NEXCEN BRANDS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-27707	20-2783217

(Commission File Number)	(IRS Employer Identification No.)

1330 Avenue of the Americas, 34th Floor, New York, NY	10019-5400

(Address of Principal Executive Offices)	(Zip Code)

(212) 277-1100

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreement

Asset Purchase Agreement

On January 29, 2008, NexCen Brands, Inc., a Delaware corporation (the “Company”), through its wholly-owned subsidiary NexCen Asset Acquisition, LLC, a Delaware limited liability company (the “Buyer”), acquired substantially all of the assets of Great American Cookie Company Franchising, LLC, a Delaware limited liability company (“GACCF”) and Great American Manufacturing, LLC, a Delaware limited liability company (“GAM,” and together with GACCF, the “Sellers”), each a wholly-owned subsidiary of Mrs. Fields Famous Brands, LLC, a Delaware limited liability company (“MFFB”). The acquisition was completed pursuant to the terms of an Asset Purchase Agreement dated January 29, 2008, by and among the Company, the Buyer, the Sellers and MFFB (the “Purchase Agreement”). A copy of the Purchase Agreement is attached as Exhibit 2.1 to this Current Report on Form 8-K.

The purchase price paid at closing was approximately $93.65 million, consisting of $89 million in cash and 1,099,290 shares of the Company’s common stock (the stock was valued at $4.23 per share which was the closing price of one share of the Company’s common stock on the NASDAQ Global Market on January 28, 2008). Under the terms of the Purchase Agreement, 1,099,290 shares of the Company’s common stock will be held in escrow for up to nine (9) months to satisfy indemnity or purchase price adjustment claims. The purchase price was calculated based upon the financial results of the Sellers for the twelve (12) month period ended November 24, 2007, and is subject to a customary post-closing review and adjustment to the extent actual financial results are determined to differ from the estimated financial results used to calculate the purchase price paid at closing.

The Purchase Agreement contains customary representations, warranties and covenants. Subject to limited exceptions, the representations and warranties of the Sellers and MFFB survive for nine (9) months following the closing. Environmental representations survive for a period of five (5) years following the closing and tax representations survive until thirty (30) days following the expiration of the applicable statute of limitations. Specified fundamental representations, such as sufficiency of assets and title to assets, survive indefinitely. Indemnification claims made by the Buyer for breaches of representations and warranties are generally capped at the purchase price and are subject to a $200,000 threshold, however, breaches of environmental representations are capped at $5 million.

On January 29, 2008, simultaneously with the execution of the Purchase Agreement and the closing of the acquisition, the Company entered into the following additional agreements:

•
Registration Rights Agreement by and among the Company and the Sellers (the “Registration Rights Agreement”). The Registration Rights Agreement provides that the Company will file a registration statement within 180 days of the closing to register the 1,099,290 shares issued to the Sellers. Notwithstanding the registration of the shares, under the terms of the Purchase Agreement, the Sellers are not permitted to sell the shares issued to them for six (6) months following the closing and thereafter certain of the shares will be subject to resale limitations through the 15-month anniversary of the closing. Notwithstanding the transfer limitations, the Sellers are permitted to pledge their rights to the shares under the terms of an Indenture, dated March 16, 2004, by and among MFFB, Mrs. Fields Financing Company, Inc. and the Bank of New York (the “Indenture”).

•
Voting Agreement by and among the Company and the Sellers (the “Voting Agreement”). The Voting Agreement grants a power of attorney to a proxy holder designated by the Company’s board of directors to vote or act by written consent with respect to the 1,099,290 shares issued to the Sellers.

The foregoing description of the Purchase Agreement, the Registration Rights Agreement, the Voting Agreement and the transactions completed thereby do not purport to be complete and are qualified in their entirety by the terms and conditions of such agreements, which are filed as Exhibits 2.1, 4.1, and 9.1, respectively, to this Current Report on Form 8-K.

The Purchase Agreement has been included as an exhibit to this Current Report on Form 8-K to provide you with information regarding its terms. The Purchase Agreement contains representations and warranties that the parties thereto made and to the other parties thereto as of specific dates. The assertions embodied in the representations and warranties in the Purchase Agreement were made solely for purposes of the contracts among the respective parties, and each may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating the terms thereof. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to stockholders or may have been used for the purpose of allocating risk among the parties rather than establishing matters as facts.

Settlement and Release Agreement

On January 29, 2008, the Company, GACCF, MFFB, Mrs. Fields Original Cookies, Inc. (“MFOC”) and each of the franchisees and franchisee principals listed therein (collectively, the “Franchisees”), entered into a Settlement and Release Agreement (the “New Settlement Agreement”) to resolve issues under and related to certain Settlement Agreement and Releases dated June 1998 by and among MFOC, Capricorn Investors II, L.P., Great American Cookie Company, Inc., Cookies USA, Inc., The Jordan Company and certain former franchisees of Great American Cookie Company, Inc. (collectively, the “Original Settlement Agreements”).

Pursuant to the New Settlement Agreement, the Franchisees agreed to release any and all rights under the Original Settlement Agreements. In return, (i) MFFB agreed to pay each Franchisee their pro rata share of $6.7 million in cash, (ii) the Company agreed to issue warrants to each Franchisee representing their pro rata share of 300,000 shares of the Company’s common stock (the “Warrants”), and (iii) following the closing of the Purchase Agreement, the Company will credit each Franchisee with their pro rata share of $1 million in future franchise fee credits which are available for use for two (2) years for any Company franchise brand. The Warrants have an exercise price of $4.23 per share, which was the closing price of one share of the Company’s common stock on the NASDAQ Global Market on January 28, 2008. A form of Warrant issued to the Franchisees is attached as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Each Franchisee’s pro rata share of $6.7 million in cash included their pro rata share of an aggregate royalty advance of $1.7 million. In connection with receiving the royalty advance, each Franchisee agreed each month following closing until the sixtieth (60th) month following closing, to pay the Company an increased royalty payment. If a Franchisee ceases to be a party to a Great American Cookie franchise agreement, the Franchisee is required to refund to the Company an amount equal to the royalty advance, less any increased royalty payments previously paid to the Company.

The Company also agreed to a number of undertakings, including maintaining product and development support, providing notice and the opportunity for the Franchisees to consult on material changes to the Great American Cookie franchise agreement, maintaining the primary Great American Cookie products, marks and designs and guaranteeing a specified profit margin on cookie dough provided to the Franchisees for two (2) years following closing of the Purchase Agreement.

The foregoing description of the New Settlement Agreement and the transactions completed thereby do not purport to be complete and are qualified in their entirety by the terms and conditions of such agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Credit Facility

On January 29, 2008, the Company amended its existing bank credit facility, originally entered into on March 12, 2007 pursuant to a security agreement and a note funding agreement (collectively, the “Original Loan Documentation”) with BTMU Capital Corporation, as agent (“BTMU”). The amendment (the “Amendment”) to the Original Loan Documentation and related documents increases the maximum amount of borrowing that may be outstanding thereunder at any one time from $150 million to $181 million and modifies as a consequence of the Company’s acquisition of real estate assets, certain defined terms used in the Original Loan Documentation and related documents. With the exception of these changes, the Amendment contains substantially the same terms as the Original Loan Documentation. The descriptions of the credit facility, the terms of the Original Loan Documentation and the borrowings made thereunder contained in Notes 16 and 19 to the Unaudited Condensed Consolidated Financial Statements of the Company included in our Quarterly Report on Form 10-Q filed with the SEC on November 9, 2007 are incorporated by reference into this Item 1.01 of this Current Report on Form 8-K.

Also, on January 29, 2008, as partial consideration for the amendments to the bank credit facility, the Company issued to BTMU a warrant to purchase 200,000 shares of the Company’s common stock at an exercise price of $0.01 per share. BTMU may exercise the warrant in full or in part at any time from the date of issuance through January 29, 2018. If the shares underlying the warrant are not registered for resale on or before May 1, 2008, the Company may be obligated to pay BTMU an amount equal to $4.23 (the closing price of one share of the Company’s common stock on January 28, 2008) multiplied by 200,000, less the aggregate exercise price of the warrant. Simultaneously with the execution of the Amendment and the issuance of the warrant to BTMU, the Company also entered into a Registration Rights Agreement by and between the Company and BTMU (“BTMU Registration Rights Agreement”). The BTMU Registration Rights Agreement provides that the Company will file a registration statement within 60 days of the closing to register the 200,000 shares underlying the warrant.

The foregoing description of the Amendment, the warrant issued to BTMU, and the BTMU Registration Rights Agreement and the transactions completed thereby do not purport to be complete and are qualified in their entirety by the terms and conditions of such agreements, which are filed as Exhibits 10.4, 4.3 and 4.4 to this Current Report on Form 8-K.

Item 2.01 Completion of Acquisition or Disposition of Assets

On January 29, 2008, the Company, through the Buyer, completed the purchase of substantially all of the assets of GACCF and GAM, as described above in Item 1.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The Company, through NexCen Acquisition Corp., its wholly owned subsidiary, entered into a $150 million bank credit facility on March 12, 2007 pursuant to a security agreement and note funding agreement with BTMU, as agent. On January 29, 2008, the Company amended this existing facility to increase the maximum amount of borrowing that may be outstanding thereunder at any one time to $181 million and modified, as a consequence of the Company’s acquisition of real estate assets, certain defined terms used in the Original Loan Documentation and related documents. With the exception of these changes, the Amendment contains substantially the same terms as the Original Loan Documentation. A copy of the Amendment is attached as Exhibit 10.4 to this Current Report on Form 8-K.

The descriptions of the credit facility, the terms of the Original Loan Documentation and the borrowings made thereunder contained in Notes 16 and 19 to the Unaudited Condensed Consolidated Financial Statements of the Company included in our Quarterly Report on Form 10-Q filed with the SEC on November 9, 2007 are incorporated by reference into this Item 2.03 of this Current Report on Form 8-K.

Item 3.02  Unregistered Sales of Equity Securities

On January 29, 2008, as partial consideration for the acquisition described in Items 1.01 and 2.01 above, the Company issued 502,364 shares of its common stock to GACCF and 596,926 shares of its common stock to GAM. In issuing these shares, the Company relied on an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”).

Also, on January 29, 2008, pursuant to the New Settlement Agreement described in Item 1.01 above, the Company agreed to issue Warrants to the Franchisees to purchase an aggregate of 300,000 shares of the Company’s common stock. In issuing these Warrants, the Company relied on an exemption from registration under Section 4(2) of the Securities Act.

Further, on January 29, 2008, as partial consideration for the amendments to the bank credit facility described in Items 1.01 and 2.03 above, the Company agreed to issue a warrant to BTMU to purchase 200,000 shares of the Company’s common stock. In issuing the warrant, the Company relied on an exemption from registration under Section 4(2) of the Securities Act.

Item 8.01 Other Events

On January 29, 2008, the Company issued a press release announcing the signing and closing of the acquisition and the extension of its existing credit facility as described in Items 1.01, 2.01, and 2.03 above. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

The Company intends to provide the financial statements for the periods specified in Rule 3-05(b) of Regulation S-X under cover of a Current Report on Form 8-K/A within the time allowed for such filing by Item 9.01(a)(4) of this Current Report on Form 8-K.

(b) Pro Forma Financial Information

The Company intends to provide the pro forma financial information required by Article 11 of Regulation S-X under cover of a Current Report on Form 8-K/A within the time allowed for such filings by Item 9.01(b)(2) of this Current Report on Form 8-K.

(d) Exhibits

2.1 Asset Purchase Agreement dated January 29, 2008 by and among the Company, the Buyer, the Sellers and MFFB.

4.1 Registration Rights Agreement dated January 29, 2008 by and among the Company and the Sellers.

4.2 Form of Common Stock Warrant issued by the Company to the Franchisees on January 29, 2008.

4.3 Common Stock Warrant dated January 29, 2008 issued by the Company to BTMU.

4.4 BTMU Registration Rights Agreement dated January 29, 2008 by and between the Company and BTMU.

9.1 Voting Agreement dated January 29, 2008 by and among the Company and the Sellers.

10.1 Settlement and Release Agreement dated January 29, 2008 by and among the Company, GACCF, MFFB, MFOC and the Franchisees.

*10.2 Security Agreement dated March 12, 2007 by and among NexCen Acquisition Corp., the subsidiary borrowers parties thereto and BTMU (Designated as Exhibit 10.19 to the Annual Report on Form 10-K filed on March 16, 2007).

*10.3 Note Funding Agreement dated March 12, 2007 by and among NexCen Acquisition Corp., the subsidiary borrowers parties thereto, Victory Receivables Corporation and BTMU (Designated as Exhibit 10.20 to the Annual Report on Form 10-K filed on March 16, 2007).

10.4 Omnibus Amendment dated January 29, 2008 by and among NexCen Holding Corporation (f/k/a NexCen Acquisition Corp.), BTMU, Victory Receivables Corporation, the Co-Issuers, as defined therein, NexCen Franchise Management, Inc. and NexCen Brand Management, Inc.

99.1 Press Release of the Company dated January 29, 2008.

________________________
* Incorporated by reference.

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on January 29, 2008.

NEXCEN BRANDS, INC.

/s/ David B. Meister
By:	David B. Meister
Its:	Senior Vice President and Chief Financial Officer